UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 19, 2004


                    American Home Mortgage Investment Corp.
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            (Exact Name of Registrant as Specified in Its Charter)


            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (516) 949-3900
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

      On November 19, 2004, American Home Mortgage Investment Corp. (the "Company") is presenting at the Lehman Brothers 2004 Small Cap Conference (the "Lehman Conference") taking place at The Phoenician in Scottsdale, Arizona. The text of the materials to be provided in connection with the Company's presentation at the Lehman Conference is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company issued a press release on November 15, 2004, announcing its presentation at the Lehman Conference and how to access a replay of the presentation. A copy of the press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including Exhibits
99.1 and 99.2 hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Cautionary Note Regarding Forward-Looking Statements:

      This Current Report on Form 8-K, including Exhibit 99.1 incorporated by reference herein, contains forward-looking statements within the meaning of the federal securities laws. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words "anticipate," "may," "estimate," "should," "seek," "expect," "plan," "believe," "intend," and similar words, or the negatives of those words, are intended to identify forward-looking statements. Statements that also contain a projection of revenues, earnings
(loss), capital expenditures, dividends, capital structure or other financial terms are intended to be forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: the Company's business strategy; future performance, developments, market forecasts or projected dividends; projected capital expenditures; and the Company's expected future financial position. Forward-looking statements are subject to a number of known and unknown factors, risks and uncertainties that may cause the Company's actual results, performance or financial condition to be materially different from any expectations of future results, performance or financial position expressed or implied by such forward-looking statements. These factors include, without limitation: the potential fluctuations in the Company's operating results; the Company's need for a significant amount of cash to operate its business; risks associated with the use of leverage; failure to match the interest rates on the Company's borrowings with the interest rates on the mortgage-backed securities it holds; failure to maintain the Company's status as a real estate investment trust; general economic, political, market, financial or legal conditions; and those risks and uncertainties discussed in the Company's filings with the Securities and Exchange Commission.


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

You are cautioned not to place undue reliance on forward-looking statements. Such forward-looking statements are inherently uncertain, and actual results may differ from expectations. The Company is not under any obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits:

      99.1  -   Materials to be provided at the Lehman Brothers 2004 Small Cap
                Conference taking place on November 19, 2004.

      99.2  -   Press release, dated November 15, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 19, 2004               AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.


                                       By:       /s/ Alan B. Horn
                                           -----------------------------------
                                           Name:  Alan B. Horn
                                           Title: Executive Vice President and
                                                  General Counsel


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

                                  EXHIBIT INDEX

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         99.1 Materials to be provided at the Lehman Brothers 2004 Small Cap Conference taking place on November 19, 2004.

         99.2              Press release, dated November 15, 2004.





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